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                                                                       Exhibit 1

                      AMERICAN GENERAL FINANCE CORPORATION

                           Medium-Term Notes, Series H

                             Due Nine Months or More
                               from Date of Issue

                             Distribution Agreement

                                                               November 14, 2002


Banc of America Securities LLC
Bank of America Corporate Center
NC1-007-07-01
100 North Tryon Street
Charlotte, North Carolina 28255

Banc One Capital Markets, Inc.
1 Bank One Plaza, Suite IL1-0595
Attn: Investment Grade Securities
Chicago, Illinois 60670

Barclays Capital Inc.
200 Park Avenue
New York, New York 10166

BNP Paribas Securities Corp.
787 Seventh Avenue
New York, New York 10019

Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York 10019

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Salomon Smith Barney Inc.
388 Greenwich Street, 34th Floor
New York, New York  10013

Wachovia Securities, Inc.
One Wachovia Center, TW-8
301 South College Street
Charlotte, North Carolina  28288-0602
Attn:  MTN Syndicate Desk


Ladies and Gentlemen:

            American General Finance Corporation, an Indiana corporation (the "Company"), proposes to issue and sell up to $5,750,000,000 aggregate principal amount, or its equivalent in foreign currencies, including the Euro, or any composite currency, of its Medium-Term Notes, Series H, due nine months or more from date of issue (the "Securities") and agrees with each of you (individually, an "Agent", and collectively, the "Agents") as set forth in this Agreement.

            Subject to the terms and conditions stated herein, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase the Securities from the Company and
(ii) agrees that whenever it determines to sell Securities directly to any Agent as principal for resale to others, it will, if requested by such Agent, enter into a separate agreement, substantially in the form of Annex I hereto, relating to such sale or another agreement (which may be oral and confirmed in writing) relating to the purchase by such Agent as principal (each a "Terms Agreement"), in each case in accordance with Section 2(b) hereof. The Company reserves the right to sell Securities directly on its own
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behalf and to enter into agreements substantially identical hereto with other broker-dealers as Agents. This Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of the Agents to purchase Securities as principal.

            The terms and rights of the Securities shall be as specified in or established pursuant to the Indenture, dated as of May 1, 1999 (as amended or modified from time to time, the "Indenture"), between the Company and Citibank, N.A., as Trustee (the "Trustee"). The Securities shall have the maturity ranges, annual interest rates (if any), redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time. The Securities may be issued in amounts denominated in United States dollars or in amounts denominated in foreign currencies, including the Euro, or any composite currency. References herein to amounts stated in United States dollars shall be deemed to refer to the equivalent amount of foreign currency or composite currency to the extent applicable. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Administrative Procedure attached hereto as Annex II (the "Procedure") and, if applicable, such terms will be specified in a related Terms Agreement.

            1. The Company represents and warrants to, and agrees with each Agent that:

            (a) A registration statement on Form S-3 (Registration No. 333-100345) in respect of $5,750,000,000 aggregate principal amount of debt securities, including the Securities, has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement, in the form heretofore delivered or to be delivered to such Agent, has been declared effective by the Commission; no other document with respect to such registration statement (other than the exhibits thereto, certain of the documents incorporated by reference therein and the prospectus and prospectus supplement filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act")) has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding the Statement of Eligibility (Form T-1), each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the


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"Exchange Act"), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

            (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or, in the case of an Annual Report on Form 10-K, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of any other document filed under the Exchange Act, omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities, or to any statements in any such document which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 under the Act;

            (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date, the date each Annual Report on Form 10-K of the Company is hereafter filed with the Commission and each date referred to in the lead-in paragraph to
Section 6 hereof, as to the Registration Statement and any amendment thereto, and as of the applicable filing date and each date referred to in the lead-in paragraph to Section 6 hereof as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or, in the case of the Registration Statement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, (ii) any


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statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities and (iii) any statement which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 under the Act;

            (d) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, and has full corporate power and authority to own its properties and to conduct its business as described in the Prospectus;

            (e) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, as amended or supplemented, there has not been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any material adverse change in or affecting the consolidated financial position, shareholder's equity or results of operations of the Company and its consolidated subsidiaries (a "Material Adverse Change") otherwise than as set forth or contemplated in such Prospectus, as amended or supplemented;

            (f) The series constituting the Securities has been duly authorized and established by all necessary action by the Board of Directors, and by the Terms and Pricing Committee of the Board of Directors, of the Company in conformity with the Indenture and, when the terms of a particular Security and of the issue and sale thereof have been duly authorized and established by any two of the authorized officers to whom such authority has been delegated and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture, and delivered against payment therefor as contemplated by this Agreement and any applicable Terms Agreement, such Security will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Securities will conform in all material respects to the descriptions thereof in the Prospectus, as amended or supplemented;

            (g) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except, in each case, for such conflicts, breaches, defaults and violations that would not have a material adverse effect on the business, financial position, shareholder's equity or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect") or affect the validity of the


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Securities, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required by the Company for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations, or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Securities, and such consents, approvals, authorizations, orders, registrations or qualifications as have been, or will have been prior to the date of this Agreement, obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with the solicitation by such Agent of offers to purchase the Securities from the Company and with purchases of the Securities by such Agent as principal, as the case may be, both in the manner contemplated hereby; and

            (h) There is no action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which has, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Prospectus, as amended or supplemented; and, at each Time of Delivery (as defined in Section 2(b) hereof), there will not be any action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which will have had, or may reasonably be expected in the future to have, a Material Adverse Effect except as set forth or contemplated in the Prospectus, as amended or supplemented.

            2.    (a)   On the basis of the representations and warranties, and
subject to the terms and conditions, herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its best efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth herein and in the Prospectus as amended or supplemented from time to time.

            The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. During such time as the solicitation of offers to purchase the Securities shall be suspended, the Company shall not be required to comply with the provisions of Sections 4(g), 4(h) and 4(i).

            The Company agrees to pay each Agent a commission, at the time of settlement of each sale of Securities by the Company as a result of a solicitation made by such Agent, in an amount to be agreed to by the Company and such Agent at the time of solicitation, it being understood and agreed that the commissions may not be the same for each Agent.


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            As Agents, you are authorized to solicit offers to purchase the
Securities only in authorized denominations as set forth in the Prospectus at a purchase price equal to 100% of their principal amount unless otherwise indicated in the applicable Pricing Supplement to the Prospectus, as amended or supplemented. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. The Agents shall have the right, in their discretion reasonably exercised, to reject any offer to purchase Securities, as a whole or in part, and any such rejection by the Agents shall not be deemed a breach of their agreements contained herein.

            (b) Unless the Company and the Agents otherwise agree, each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, the currency in which such Securities are to be denominated, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities, and the time (each a "Time of Delivery") and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and accountants' letters pursuant to Section 4 hereof.

            (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase, and purchases by any Agent as principal of, Securities, and the payment in each case therefor, are set forth in the Procedure. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedure as it may be amended from time to time by written agreement between the Agents and the Company.

            3. Any documents required to be delivered pursuant to Section 6 hereof shall be made available to the Agents at the office of the counsel to the Agents, Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.

            4.    The Company covenants and agrees with each Agent:

            (a) To make no amendment or supplement (other than an amendment or supplement as a result of the Company's filing of its periodic reports under the Exchange Act) to the Registration Statement or the Prospectus after the date of any Terms Agreement and prior to the related Time of Delivery which shall be reasonably disapproved by any Agent that is a party to such Terms Agreement promptly after reasonable notice thereof; to make no such amendment or supplement (other than a Pricing Supplement relating to the Securities or any prospectus supplement which relates solely to any offering of debt securities other than the Securities) at


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any other time prior to having afforded each Agent a reasonable opportunity to review it; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise each Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with, or transmitted for filing to, the Commission (other than an amendment or supplement as a result of the Company's filing of its periodic reports under the Exchange Act and other than a Pricing Supplement relating to the Securities or any prospectus supplement which relates solely to any offering of debt securities other than the Securities), of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

            (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the applicable securities and insurance laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Procedure) or amendment or supplement relating solely to an offering of securities other than the Securities, in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, both in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time within nine (9) months after the sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent as promptly as practicable and request such Agent to suspend solicitation of offers to purchase Securities from the Company, in its capacity as agent of the Company and, if so notified, such Agent shall forthwith cease such solicitations; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and


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to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal, the Company shall promptly prepare and file with the Commission such an amendment or supplement, the expense of such preparation and filing to be borne by the Company if such amendment or supplement occurs within six months of the date of the relevant Pricing Supplement and if after such six month period, by such Agent;

            (d) To timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement or statements of the Company and its subsidiaries (which need not be audited) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act and covering each twelve month period beginning not later than the first day of the Company's fiscal quarter next following the date of any sale of Securities hereunder;

            (e) That, from the date of any Terms Agreement with such Agent and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than nine (9) months after such Time of Delivery and which are substantially similar in currency, maturity or other material terms to the Securities;

            (f) That each acceptance by the Company of an offer to purchase Securities hereunder, and each sale of Securities to such Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct, in all material respects, as of the date of such acceptance or of such Terms Agreement as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented at such time);

            (g) That each time (i) the Registration Statement or the Prospectus shall be amended or supplemented by a filing under the Act (other than by a Pricing Supplement relating to the Securities or an amendment or supplement relating solely to an offering of securities other than the Securities), (ii) there is filed with the Commission under the Exchange Act any document incorporated by reference into the Prospectus as amended or supplemented (other than any Current Report on Form 8-K relating exclusively to the issuance of securities under the Registration Statement, or, unless any Agent shall otherwise request, to quarterly or annual financial results of the Company), and (iii) if so indicated in the applicable Terms Agreement, the Company sells Securities to such Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate of officers of the Company satisfactory to such Agent, dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to such Agent in its reasonable judgment, to the effect that the statements contained in the certificate referred to in Section 6(f) hereof which was last furnished to such Agent are true and correct, in all material respects, at the time of such amendment, supplement,


                                       8
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filing or sale, as the case may be, as though made at and as of such time
(except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(f) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate;

            (h) That each time (i) the Registration Statement or the Prospectus shall be amended or supplemented by a filing under the Act (other than by a Pricing Supplement relating to the Securities or an amendment or supplement providing solely for the inclusion of additional financial information or an amendment or supplement relating solely to an offering of securities other than the Securities), (ii) there is filed with the Commission under the Exchange Act any document incorporated by reference into the Prospectus as amended and supplemented (other than any Current Report on Form 8-K or Quarterly Report on Form 10-Q, unless any Agent shall otherwise request), and (iii) if so indicated in the applicable Terms Agreement, the Company sells Securities to such Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent and to counsel to the Agents a written opinion of Timothy M. Hayes, Esq., General Counsel of the Company, or other counsel satisfactory to such Agent in its reasonable judgment, dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to such Agent in its reasonable judgment, of the same tenor as the opinion referred to in Section 6(c) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; or, in lieu of such opinion, the counsel last furnishing such opinion to the Agents shall furnish the Agents with a letter to the effect that such Agent may rely on the opinion referred to in Section 6(c) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); and

            (i) That each time (i) the Registration Statement or the Prospectus shall be amended or supplemented by a filing under the Act to include additional financial information, (ii) there is filed with the Commission under the Exchange Act any document incorporated by reference into the Prospectus as amended and supplemented which contains additional financial information (other than any Current Report on Form 8-K relating exclusively to quarterly or annual financial results of the Company, or, unless any Agent shall otherwise request, any Quarterly Report on Form 10-Q), or (iii) if so indicated in the applicable Terms Agreement, the Company sells Securities to such Agent pursuant to a Terms Agreement, the Company shall cause the independent public accountants which have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Prospectus as amended and supplemented forthwith to furnish the Agents (or, in the case of clause (iii) above, such Agents as are party to such Terms Agreement) a letter, dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to such Agent in its reasonable judgment, of the same tenor as the letter referred to in Section 6(d) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however,


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that where such amendment or supplement only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included therein is of a character that, in the reasonable judgment of such Agent, such other information should be addressed by such letter.

            5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees and expenses of counsel for the Agents in connection with the establishment of the program for the issuance of the Securities and, except where Securities are sold to one or more Agents acting as principal, incurred from time to time in connection with the transactions contemplated hereby; (iii) the cost of printing, word-processing or reproducing this Agreement, any Terms Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of the Agent's counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) the cost of preparing the Securities, including any fees and expenses relating to the use of book-entry securities; (vii) the fees and expenses of any Trustee and any Calculation Agent and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities;
(viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Each Agent shall pay all other fees and expenses it incurs.

            6. The obligation of any Agent, as agent of the Company, to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement, shall be subject, in such Agent's reasonable discretion, to the condition that all representations and warranties and other statements of the Company herein are true and correct, in all material respects, at and as of the date of this Agreement, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that the Company shall have performed, in all material respects, all of its obligations hereunder theretofore in each case to be performed and the following additional conditions, where applicable:

            (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or to the knowledge of the executive officers of the Company, shall be contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

            (b) Such Agent shall have received, upon its request, from Sidley Austin Brown & Wood LLP, counsel to the Agents, such opinion, dated the date of this agreement or the Time of Delivery as specified in the applicable Terms Agreement, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus as amended or supplemented, and other related matters as such Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In giving such opinion, Sidley Austin Brown & Wood LLP may rely as to matters of Indiana law upon the opinion of Timothy M. Hayes, Esq., General Counsel of the Company (or other counsel licensed to practice in the State of Indiana) referred to in Section 6(c);

            (c) Such Agent shall have received an opinion or opinions of Timothy M. Hayes, Esq., General Counsel of the Company, or such other counsel as shall be acceptable to such Agent, dated the date hereof or the applicable date referred to in Section 4(h), as the case may be, to the effect that:

            (i) The Company is a corporation duly incorporated and validly existing under the laws of the State of Indiana, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus as amended or supplemented and to enter into and perform its obligations under, or as contemplated under, this Agreement (and if the opinion is being given pursuant to Section 4(h) hereof as a result of the Company having entered into a Terms Agreement requiring such opinion, the applicable Terms Agreement);

            (ii) Each of the subsidiaries of the Company has been duly incorporated and is validly existing as a business corporation or an insurer, as the case may be, and is in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus as amended or supplemented; provided, however, that "good standing" means with respect to any subsidiary incorporated under the laws of the State of Indiana, that such subsidiary has filed its most recent biennial report required by the laws of the State of Indiana and Articles of Dissolution have not been filed in the State of Indiana with respect to such subsidiary; to the knowledge of such counsel, the Company and each of its subsidiaries has been duly qualified as a foreign corporation for the transaction of business or licensed to transact business as an insurance company, as the case may be, and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except for any directors' qualifying shares) are owned, directly or indirectly, by the Company, free and clear of all liens and encumbrances; and, to the knowledge of such counsel, the Company and each of its subsidiaries has all required authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance regulatory authority having jurisdiction over the Company or any insurance subsidiary of the Company) to own, lease and operate its properties and to conduct its business as described in the Prospectus, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained, would not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (ii) upon opinions (in form and substance satisfactory to the Agents) of local counsel and of counsel for the subsidiaries, such counsel being acceptable to counsel for the Agents, copies of which shall be furnished to each Agent; and in respect of matters of fact upon certificates of public officials or officers of the Company or its subsidiaries, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions);

            (iii) There are no legal or governmental proceedings pending or, to the best knowledge of such counsel, threatened, of a character that are required to be disclosed in the Registration Statement and Prospectus as amended or supplemented, other than as disclosed therein; to the knowledge of such counsel, there are no contracts, indentures, mortgages, deeds of trust, loan agreements or other documents of a character required to be described in the Registration Statement or Prospectus as amended or supplemented (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required and all descriptions in the Prospectus as amended or supplemented of such documents to which the Company or its subsidiaries are a party are accurate in all material respects;

            (iv) Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation, charter or by-laws or in default in the performance or observance of any contractual obligation known to such counsel, the violation of or default under which has or will have a material adverse effect on the business of the Company and its subsidiaries taken as a whole. The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement (and, if the opinion is being given pursuant to Section 4(h) hereof as a result of the Company having entered into a Terms Agreement requiring such opinion, the applicable Terms Agreement), and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (B) result in any violation of (x) the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company or (y) any statute, order, rule, regulation, judgement, writ or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, in any manner which, in the case of clauses (A) and (B)(y), would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (iv) with respect to subsidiaries upon opinions (in form and substance satisfactory to the Agents) of counsel for the subsidiaries, such counsel being acceptable to counsel for the Agents, copies of which shall be furnished to each Agent, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions);

            (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement (and, if the opinion is being given pursuant to Section 4(h) hereof as a result of the Company having entered into a Terms Agreement requiring such opinion, the applicable Terms Agreement) or the Indenture, except such as may be required under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "Blue Sky" or insurance laws;

            (vi) This Agreement (and, if the opinion is being given pursuant to Section 4(h) hereof as a result of the Company having entered into a Terms Agreement requiring such opinion, the applicable Terms Agreement) has been duly authorized, executed and delivered by the Company;

            (vii) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (viii) The form of the Securities to be issued has been authorized in or pursuant to the Indenture, the Securities have been duly authorized by all necessary action by the Board of Directors, and by the Terms and Pricing Committee of the Board of Directors, of the Company and, when the variable terms of the Securities have been established by any two of the authorized officers to whom such authority has been delegated and the Securities have been executed and authenticated as specified in the Indenture and delivered against payment of the consideration therefor determined in accordance with this Agreement (and, if the opinion is being given pursuant to Section 4(h) hereof as a result of the Company having entered into a Terms Agreement requiring such opinion, in accordance with the applicable Terms Agreement), (A) the Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and (B) each holder of Securities will be entitled to the benefits of the Indenture;

            (ix) The information in the Prospectus as amended or supplemented under the captions "Description of the Notes", "Certain United States Federal Income Tax Considerations", and "Description of Debt Securities", or any caption purporting to cover such matters, to the extent that such information constitutes matters of law, summaries of legal matters, or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

            (x)   The Indenture is qualified under the Trust Indenture Act;

            (xi) The Registration Statement is effective under the Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceeding for that purpose has been initiated or threatened by the Commission;

            (xii) The Registration Statement (other than the financial statements and supporting schedules included therein and the Statement of Eligibility under the Trust Indenture Act filed as an exhibit thereto, as to which no opinion need be expressed), at the time it became effective, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder;

            (xiii) The Company is not, and after giving effect to the issue and sale of the Securities, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

            (xiv) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and supporting schedules included therein, as to which no opinion need be expressed), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and

            (xv) Nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement (other than the financial statements and supporting schedules contained or incorporated by reference therein or omitted therefrom and the Statement of Eligibility under the Trust Indenture Act filed as an exhibit thereto, as to which such counsel need not comment), at the time it became effective, and if an amendment to the Registration Statement under the Act or an annual report on Form 10-K under the Exchange Act has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time each such amendment became effective and the most recent such Form 10-K was filed (and, if the opinion is being given pursuant to Section 4(h) hereof as a result of the Company having entered into a Terms Agreement requiring such opinion, as of the date of such Terms Agreement), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which such counsel need not comment), as amended or supplemented at the date of this Agreement (or, if the opinion is being given pursuant to Section 4(h) hereof, as amended or supplemented at the date of such opinion and, if being given as a result of the Company having entered into a Terms Agreement requiring such opinion, as amended or supplemented at the date of such Terms Agreement and the settlement date with respect thereto), included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            In giving such opinion, such counsel may rely as to matters of New York law upon the opinion of Sidley Austin Brown & Wood LLP referred to in
Section 6(b).

            The opinions set forth in (vii) and (viii) above may be further limited by the inclusion of a statement to the effect that insofar as such opinions relate to Securities denominated in a currency other than United States dollars, the effective enforcement of a foreign currency claim in the federal or state courts of the State of New York may be limited by requirements that a claim (or a foreign currency judgement in respect of such a claim) be converted into United States dollars at the rate of exchange prevailing on the judgement date.

            (d) At 11:00 A.M., New York City time, on the date hereof and on any applicable date referred to in Section 4(i), the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter or letters, dated such applicable date, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

            (e) Since the respective dates as of which information is given in the Prospectus, as amended or supplemented, and since the date of any applicable Terms Agreement, there shall not have occurred any material change in or affecting the business, properties, or financial condition of the Company or its material subsidiaries, which, in the judgment of the Agents, materially impairs the investment quality of the Securities;

            (f) The Company shall have furnished or caused to be furnished to such Agent a certificate of the Chairman, the President, or a Vice President and the Treasurer or Assistant Treasurer of the Company, dated the date hereof and any applicable date referred to in Section 4(g), in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, in all material respects, as of such applicable date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied, in all material respects, at or prior to such applicable date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, and that, since the respective dates as of which information is given in the Prospectus, as amended or supplemented, there has not been any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and

            (g) During the period between the date of any Terms Agreement and the related Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, if the effect of any such event, in the reasonable judgment of such Agent, is to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities or the purchase by such Agent of Securities from the Company as principal on the terms and in the manner contemplated by the Prospectus, as amended or supplemented; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities;
(iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration that does not represent a significant departure from the conditions that exist on the date of such Terms Agreement, if the effect of any such event in the reasonable judgment of such Agent is to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities or the purchase of Securities by such Agent from the Company as principal on the terms and in the manner contemplated by the Prospectus, as amended or supplemented; (iv) the suspension in trading in the securities of the Company on any national securities exchange or quotation system on which they are listed or quoted if the effect of such event in the reasonable judgment of such Agent is to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities or the purchase of Securities by such Agent from the Company as principal on the terms and in the manner contemplated by the Prospectus, as amended or supplemented; or (v) any downgrading in the rating accorded the Company's senior debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act.

            7.    (a)   The Company will indemnify and hold harmless each Agent
against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, and any other prospectus relating to the Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use in the Prospectus as amended or supplemented; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this Section 7(a) shall not apply to any such losses, claims, damages or liabilities asserted against such Agent by any purchaser of Securities to the extent that such losses, claims, damages or liabilities result from the fact that a copy of the Prospectus furnished by the Company (excluding any documents incorporated by reference therein) was not sent or given to such purchaser at or prior to the written confirmation of the sale of such Securities to such purchaser.

            (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such

Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as incurred.

            (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

            (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).

The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

            8. In soliciting offers by others to purchase Securities from the Company, each Agent is acting solely as agent for the Company, and not as principal (other than in respect of any purchase by an Agent pursuant to a Terms Agreement). Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

            9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company or its officers set forth in or pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or the Company or any of its officers or directors or any controlling person, and shall survive each delivery of and payment for any of the Securities.

            10. The provisions of this Agreement relating to the solicitation of offers to purchase the Securities may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of any such suspension or termination with respect to any Agent, this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred and no party shall have any liability to the other parties hereto, except as provided in the third paragraph of Section 2(a), Section 4(d), Section 5, Section 7, Section 8 and Section 9 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, or any Agent shall own any Securities purchased pursuant to a Terms Agreement with the intention of reselling them, the Company shall have the obligations provided in
Section 4 until the delivery or resale of such Securities, but in no event for more than nine (9) months after delivery of written notice of suspension or termination.

            11. Except as otherwise specifically provided herein or in the Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Banc of America Securities LLC shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Banc of America Securities LLC, Bank of America Corporate Center, Mail Code NC1-007-01, 100 N. Tryon Street, Charlotte, NC 28255, Facsimile Transmission No. (704) 388-9939,
Attention: MTN Department, and if to Banc One Capital Markets, Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Banc One Capital Markets, Inc., 1 Bank One Plaza, Suite IL1-0463, Chicago, Illinois 60670, Facsimile Transmission No. (312) 732-3008,
Attention: MTN Desk, and if to Barclays Capital Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Barclays Capital Inc., 200 Park Avenue, New York, New York 10166, Facsimile Transmission No. (212) 412-7305, Attention: Syndicate Desk, and if to BNP Paribas Securities Corp. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to BNP Paribas Securities Corp., 787 Seventh Avenue, New York, New York 10019, Facsimile Transmission No.
(212) 841-3930, Attention: Syndicate Desk, and if to Deutsche Bank Securities Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019, Facsimile Transmission No. (212) 469-7505,
Attention: Debt Capital Markets, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 363-7609, Attention: Credit Department, and if to J.P. Morgan Securities Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to J.P. Morgan Securities Inc., 270 Park Avenue, 9th Floor, New York, New York 10017, Facsimile Transmission No. (212) 834-6702, Attention: Transaction Execution Group, and if to Morgan Stanley & Co. Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Morgan Stanley & Co. Incorporated, 1585 Broadway, 2nd Floor, New York, New York 10036, Facsimile Transmission No. (212) 761-0780, Attention: Manager - Continuously Offered Products, with a copy to: Morgan Stanley & Co. Incorporated, 1585 Broadway, 29th Floor, New York, New York 10036, Attention: Peter Cooper - Investment Banking Information Center, Facsimile Transmission No. (212) 761-0260, and if to Salomon Smith Barney Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Facsimile Transmission No. (212) 816-0949, Attention: Medium-Term Note Department, and if to Wachovia Securities, Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Wachovia Securities, Inc., One Wachovia Center, TW-8, 301 South College Street, Charlotte, North Carolina 28288-0602, Facsimile Transmission No. (704) 383-9165,
Attention: Debt Capital Markets, and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 601 N.W. Second Street, Evansville, Indiana

47708, Facsimile Transmission No.(812) 468-5352, Attention: Treasurer, or at such other address as any of such parties may designate from time to time by notice duly given in accordance with this Section 11.

            12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent which is a party hereto or thereto and the Company and their respective successors, and to the extent provided in Section 7 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

            13. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            14. Time shall be of the essence in this Agreement and any Terms Agreement.

            15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

            If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                            Very truly yours,

                                            AMERICAN GENERAL FINANCE CORPORATION



                                            By
                                              ----------------------------------
                                               Name:
                                               Title:


                                            By
                                              ----------------------------------
                                               Name:
                                               Title:

Accepted in New York, New York,
as of the date hereof:

Banc of America Securities LLC

By
  -------------------------------------------------
    Name:
    Title:

Banc One Capital Markets, Inc.

By
  -------------------------------------------------
    Name:
    Title:

Barclays Capital Inc.

By
  -------------------------------------------------
    Name:
    Title:

BNP Paribas Securities Corp.

By
  -------------------------------------------------
    Name:
    Title:

Deutsche Bank Securities Inc.

By
  -------------------------------------------------
    Name:
    Title:

Goldman, Sachs & Co.

By
  -------------------------------------------------
    Name:
    Title:

J.P. Morgan Securities Inc.

By
  -------------------------------------------------
    Name:
    Title:

Morgan Stanley & Co. Incorporated

By
  -------------------------------------------------
    Name:
    Title:

Salomon Smith Barney Inc.

By
  -------------------------------------------------
    Name:
    Title:

Wachovia Securities, Inc.

By
  -------------------------------------------------
    Name:
    Title:

                                                                         ANNEX I

                      American General Finance Corporation

                           Medium-Term Notes, Series H

                                 Terms Agreement

                                                                          [Date]


[Name(s) and Address(es) of Agent(s)]


Ladies and Gentlemen:

            American General Finance Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated November 14, 2002 (the "Distribution Agreement"), between the Company on the one hand and the agents which are parties thereto (individually, an "Agent" and collectively, the "Agents") on the other, to issue and sell to [Name(s) of Agent(s)] (the "Purchasing Agent[s]") the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions in the Distribution Agreement relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth in the Distribution Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended or supplemented to relate to the Purchased Securities.

            An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form attached hereto as an Exhibit is now proposed to be filed with the Commission. It shall be a condition to closing that after the date of this Terms Agreement and prior to the Time of Delivery specified in the Schedule hereto, there shall not have occurred any material change in or affecting the business, properties, or financial condition of the Company or its material subsidiaries which, in your judgment, materially impairs the investment quality of the Securities.

            Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to the Purchasing Agent[s] and the Purchasing Agent[s] agree[s] to purchase from the Company [,


                                  Annex I - 1
severally and not jointly,] the Purchased Securities, at the time and place, in the principal amount and currency and at the purchase price set forth in the Schedule hereto.

            If the foregoing is in accordance with your understanding, please sign and return to us [___] counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                       American General Finance Corporation


                                       By:________________________________
                                          Name:
                                          Title:


                                       By:________________________________
                                          Name:
                                          Title:

Accepted:

[Name(s) of Agent(s)]


By:_________________________
   Name:
   Title:



                                  Annex I - 2

                               Schedule to Annex I

Title of Purchased Securities:                      Medium-Term Notes, Series H

Form of Securities:                                 [Book-Entry][Certificated]

Currency/Aggregate Principal Amount:                [U.S. dollars;] $__________

[Principal Amount by [Name of each                  $__________
Agent:]

[Price to Public:]                                  ____% of the principal amount of the
                                                    Purchased Securities[, plus accrued
                                                    interest from ______ to ______] [and
                                                    accrued amortization, if any, from ______
                                                    to ______]

Purchase Price by Purchasing Agent(s):              ____% of the principal amount of the
                                                    Purchased Securities[, plus accrued
                                                    interest from ______ to ______] [and
                                                    accrued amortization, if any, from ______
                                                    to ______]

Method of and Specified Funds for                   [By wire transfer to a bank account
Payment of Purchase Price:                          specified by the Company in immediately
                                                    available funds]
Indenture:                                          Indenture, dated as of May 1, 1999, between
                                                    the Company and Citibank, N.A., as Trustee
Time of Delivery:

Closing Location for Delivery of Securities:

Maturity:

If Fixed Rate Note - Interest Rate:                 ____%
     Interest Payment Dates:                        [months and dates]
     Regular Record Dates:                          [months and dates]

If other than Fixed Rate Note:                      See form of Pricing Supplement attached hereto

Documents to be Delivered:                          [The following documents referred to in the
                                                    Distribution Agreement shall be delivered
                                                    as a condition to the Closing:

                                                    1. The officers' certificate referred to in
                                                       Section 4(g).
                                                    2. The opinion of counsel to the Company
                                                       referred to in Section 4(h).
                                                    3. The accountants' letter referred to in
                                                       Section 4(i).]
Default Provisions:

Other:

                                  Annex I - 3

                                                                        ANNEX II

                     American General Finance Corporation

                         Medium-Term Notes, Series H

                            Administrative Procedure

                        Dated as of November 14, 2002


      Medium-Term Notes, Series H (the "Notes") in the aggregate principal amount of up to $5,750,000,000, or its equivalent in foreign currencies, including the Euro, or any composite currency, are to be offered on a continuing basis by American General Finance Corporation (the "Company") through agents which, as agents (each an "Agent", and, collectively, the "Agents"), have agreed to use their best efforts to solicit and receive offers to purchase the Notes from the Company. The Agents may also purchase Notes as principal for resale.

      The Notes will be sold pursuant to the Distribution Agreement among the Company and the Agents, dated as of November 14, 2002 (the "Distribution Agreement"). The Notes will be issued pursuant to the Indenture (the "Indenture"), dated as of May 1, 1999, between the Company and Citibank, N.A., as trustee (the "Trustee").

      The Registration Statement (as defined in the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission"). The most recent basic Prospectus included in the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the "Prospectus Supplement". The most recent supplement to the Prospectus Supplement with respect to the terms of specific Notes is herein referred to as the "Pricing Supplement".

      The Notes will bear interest at fixed rates ("Fixed Rate Notes") or at rates determined by reference to selected indices ("Floating Rate Notes", which term shall include any Note bearing interest with reference to both a floating rate and a fixed rate), and will be issued only in fully registered form and either in (a) book-entry form (each a "Book-Entry Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) certificated form delivered to the purchaser thereof or a person designated by such purchaser (each a "Certificated Note"). Owners of beneficial interests in Book-Entry Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only under certain limited circumstances described in the Prospectus Supplement. The Trustee will be the paying agent with respect to the Notes.

      General procedures relating to the issuance of all Notes are set forth in
Part I hereof. Additionally, Book-Entry Notes will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture, the Distribution Agreement or the Notes, as the case may be.


                                  Annex II - 1

                 PART I: PROCEDURES OF GENERAL APPLICABILITY

Date of Issuance/           Each Note will be dated and issued as of the
   Authentication:          date of its authentication by the Trustee.
                            Each Note shall also bear an original issue date
                            (the "Original Issue Date"). The Original Issue Date
                            shall remain the same for all Notes subsequently
                            issued upon transfer, exchange or substitution of an
                            original Note regardless of their dates of
                            authentication.

Maturities:                 Each Note will mature on a date selected by
                            the initial purchaser and agreed to by the
                            Company which is nine months or more from its
                            Original Issue Date.

Denominations:              The Notes will be issued in denominations of
                            $1,000 and integral multiples of $1,000 in
                            excess thereof.  If the Notes are denominated
                            in a currency other than United States
                            dollars, the denominations of such Notes will
                            be determined pursuant to the provisions of
                            the applicable Pricing Supplement.

Registration:               Notes will be issued only in fully registered
                            form.

Redemption/Repayment:       The Notes will be subject to repayment at the
                            option of the Holders thereof in accordance
                            with the terms of the Notes on their
                            respective Optional Repayment Dates, if any.
                            Optional Repayment Dates, if any, will be
                            fixed at the time of sale and set forth in the
                            applicable Pricing Supplement and in the
                            applicable Note.  If no Optional Repayment
                            Dates are indicated with respect to a Note,
                            such Note will not be repayable at the option
                            of the Holder prior to Stated Maturity.

                            The Notes will be subject to redemption by the Company on and after their respective Initial
                            Redemption Date, if any. An Initial Redemption Date, if any, will be fixed at the time of sale and set forth in the applicable Pricing Supplement and in the applicable Note. If no Initial Redemption Date is indicated with respect to a Note, such Note will not be redeemable prior to Stated Maturity.




                                  Annex II - 2

Interest:                   General.  Each Note will accrue interest from
                            and including the most recent Interest Payment
                            Date to which interest has been paid or duly
                            provided for or, if no interest has been paid
                            or duly provided for, from and including the
                            Original Issue Date.  Each payment of interest
                            on a Note will include interest accrued
                            through the day preceding, as the case may be,
                            the Interest Payment Date, Stated Maturity,
                            Redemption Date or Optional Repayment Date
                            (each Stated Maturity, Redemption Date or
                            Optional Repayment Date is referred to herein
                            as a "Maturity").  Interest on a Note will be
                            payable to the person in whose name the Note
                            is registered at the close of business on the
                            Regular Record Date next preceding the
                            applicable Interest Payment Date; provided,
                            however, that interest payable at Maturity of
                            a Note will be payable to the Person to whom
                            the principal of such Note is payable.

                            Regular Record Dates. Unless otherwise specified in an applicable Pricing Supplement, the Regular Record
                            Date with respect to any Interest Payment Date on Fixed Rate Notes or Floating Rate Notes shall be the date 15 calendar days (whether or not a Business
                            Day) preceding such Interest Payment Date.

                            Interest Payments. Unless otherwise specified in an applicable Pricing Supplement, interest payments on Fixed Rate Notes will be made semiannually on March
                            1 and September 1 of each year and at Maturity.
                            Interest payments on Floating Rate Notes will be made as specified in the applicable Floating Rate
                            Note.

                            Interest payments will be made on each Interest
                            Payment Date commencing with the first Interest
                            Payment Date following the Original Issue Date;
                            provided, however, that the first payment of interest on any Note originally issued after a Regular Record Date and on or before the immediately following Interest Payment Date will occur on the Interest Payment Date immediately following the next
                            Regular Record Date.


                                  Annex II - 3

Legal Holidays:             Any payment of principal, premium, if any, or
                            interest required to be made on an Interest
                            Payment Date or at Maturity of a Note which is
                            not a Business Day need not be made on such
                            day, but may be made on the next succeeding
                            Business Day with the same force and effect as
                            if made on the Interest Payment Date or at
                            Maturity, as the case may be, and no interest
                            shall accrue for the period from and after
                            such Interest Payment Date or Maturity, except
                            that in the case of a payment of interest
                            required to be made on an Interest Payment
                            Date, if such Note is a LIBOR Note and such
                            succeeding Business Day falls in the next
                            calendar month, such payment shall be made on
                            the immediately preceding Business Day with
                            respect to such LIBOR Note.

Calculation of Interest:    With respect to Fixed Rate Notes, interest
                            (including payments for partial periods) will
                            be calculated and paid on the basis of a
                            360-day year consisting of twelve 30-day
                            months.  Interest does not accrue on the 31st
                            day of any month.  With respect to Floating
                            Rate Notes, interest will be calculated and
                            paid on the basis of the actual number of days
                            in the interest period divided by 360 days for
                            Notes for which the CD Rate, the Commercial
                            Paper Rate, the Eleventh District Cost of
                            Funds Rate, the Prime Rate, LIBOR, the Federal
                            Funds Open Rate, or the Federal Funds Rate is
                            an applicable Interest Rate Basis, and on the
                            basis of the actual number of days in the
                            interest period divided by the actual number
                            of days in the year, for Notes for which the
                            CMT Rate or the Treasury Rate is an applicable
                            Interest Rate Basis.

Acceptance and Rejection    The Company shall have the sole right to
   of Offers:               accept offers to purchase Notes from the
                            Company and may reject any such offer in whole or in
                            part. Each Agent shall communicate to the Company,
                            orally or in writing, each reasonable offer to
                            purchase Notes from the Company received by it. Each
                            Agent shall have the right, in its discretion
                            reasonably exercised, without notice to the Company,
                            to reject any offer to purchase Notes through it in
                            whole or in part.


                                  Annex II - 4

Preparation of Pricing      If any offer to purchase a Note is accepted by
   Supplement:              the Company, the Company, with the approval of
                            the Agent which presented the offer (the "Presenting
                            Agent"), will prepare a Pricing Supplement
                            reflecting the terms of such Note and file such
                            Pricing Supplement with the Commission in accordance
                            with Rule 424 of the Securities Act of 1933, as
                            amended.

                            The Presenting Agent will affix the Pricing
                            Supplement to the Prospectus Supplement and cause such document to be delivered to the purchaser of the Note. In addition, one copy of such Pricing
                            Supplement will be delivered to the Presenting Agent by telecopy or overnight express (for delivery not later than 11:00 A.M. on the Business Day next following the trade date), as follows:

                            If to Banc of America Securities LLC:

                            Banc of America Securities LLC
                            Bank of America Corporate Center
                            100 North Tryon Street, 7th Floor
                            Mail Code NC1-007-07-01
                            Attention: MTN Department
                            Charlotte, North Carolina 28255
                            Telecopy: 704-388-9939

                            and to:

                            Lily Chang
                            Banc of America Securities LLC
                            9 West 57th Street, 31st Floor
                            New York, New York  10019

                            If to Banc One Capital Markets, Inc.:

                            Banc One Capital Markets
                            1 Bank One Plaza, Suite IL-0463
                            Attention:  MTN Desk
                            Chicago, Illinois  60670


                                  Annex II - 5

                            If to Barclays Capital Inc.

                            Barclays Capital Inc.
                            200 Park Avenue
                            New York, New York  10166
                            Attention:  Transaction Management
                            Telecopy:  212-412-7680

                            and to:

                            Barclays Capital
                            c/o ADP Prospectus
                            1155 Long Island Avenue
                            Edgewood, New York  11717
                            Attention:  Ivan Flores
                            Telecopy:  631-254-7140

                            If to BNP Paribas Securities Corp.:

                            BNP Paribas Securities Corp.
                            787 Seventh Avenue, 8th Floor
                            New York, New York  10019
                            Attention:  Fixed Income Syndicate Desk
                            Telecopy:  212-841-3930

                            If to Deutsche Bank Securities Inc.:

                            Deutsche Bank Securities Inc.
                            31 West 52nd Street
                            3rd Floor - Debt Capital Markets
                            New York, New York  10019
                            Attention:  Josh Witz
                            Telecopy:  212-469-7505

                            If to Goldman, Sachs & Co.

                            Goldman, Sachs & Co.
                            85 Broad Street, 9th Floor
                            New York, New York  10004
                            Attention:  Debra Laidlow-Lewis
                            Telecopy:  212-902-6276


                                  Annex II - 6

                            If to J.P. Morgan Securities Inc.

                            J.P. Morgan Securities Inc.
                            270 Park Avenue, 8th Floor
                            New York, New York  10017
                            Attention:  Medium-Term Note Desk
                            Telephone:  212-834-4421
                            Telecopy:  212-834-6081

                            If to Morgan Stanley & Co. Incorporated

                            Morgan Stanley & Co. Incorporated
                            1585 Broadway, 2nd Floor
                            New York, New York  10036
                            Attention:  Medium Term Note Trading Desk
                            Telephone:  212-761-1322
                            Telecopy:  212-761-8846

                            If to Salomon Smith Barney Inc.:

                            Salomon Smith Barney Inc.
                            Medium-Term Note Department
                            388 Greenwich Street
                            New York, New York  10013
                            Telephone:  212-816-5831
                            Telecopy:  212-816-0949

                            and to:

                            Salomon Smith Barney Inc.
                            Attention:  Annabelle Avila
                            Brooklyn Army Terminal
                            140 58th Street, 8th Floor
                            Brooklyn, New York  11220
                            Telephone:  718-765-6725
                            Telecopy:  718-765-6734


                                  Annex II - 7

                            If to Wachovia Securities, Inc.:

                            Wachovia Securities, Inc.
                            One Wachovia Center, TW-8
                            301 South College Street
                            Charlotte, North Carolina  28288-0602
                            Attention:  MTN Syndicate Desk
                            Telephone:  704-383-7727
                            Telecopy:  704-383-9165

                            With a copy in each case to:

                            Sidley Austin Brown & Wood LLP
                            787 Seventh Avenue
                            New York, New York  10019
                            Attention:  John H. Newman, Esq.

                            Outdated Pricing Supplements and the Prospectus
                            Supplement to which they are attached (other than those retained for files) will be destroyed.

Settlement:                 The receipt of immediately available funds by
                            the Company in payment for a Note and the
                            authentication and delivery of such Note
                            shall, with respect to such Note, constitute
                            "settlement".  Offers accepted by the Company
                            will be settled three Business Days after
                            acceptance, or at such other time as the
                            purchaser and the Company shall agree,
                            pursuant to the timetable for settlement set
                            forth in Parts II and III hereof under
                            "Settlement Procedures" with respect to
                            Book-Entry Notes and Certificated Notes,
                            respectively (each such date fixed for
                            settlement is hereinafter referred to as a
                            "Settlement Date").  If procedures A and B of
                            the applicable Settlement Procedures with
                            respect to a particular offer are not
                            completed on or before the time set forth
                            under the applicable "Settlement Procedures
                            Timetable", such offer shall not be settled
                            until the Business Day following the
                            completion of settlement procedures A and B or
                            such later date as the purchaser and the
                            Company shall agree.

                            In the event of a purchase of Notes by any Agent as principal, appropriate settlement details will be as agreed between such Agent and the Company pursuant to the applicable Terms Agreement


                                  Annex II - 8

Procedure for                When a decision has been reached to change
   Changing Rates or         the interest rate or any other variable term
   Other Variable Terms:     on any Notes being sold by the Company, the
                             Company will promptly advise the Agents and the
                             Agents will forthwith suspend solicitation of
                             offers to purchase such Notes. The Agents may
                             telephone the Company with recommendations as to
                             the changed interest rates or other variable terms.
                             At such time as the Company advises the Agents of
                             the new interest rates or other variable terms, the
                             Agents may resume solicitation of offers to
                             purchase such Notes. Until such time only
                             "indications of interest" may be recorded.
                             Immediately after acceptance by the Company of an
                             offer to purchase Notes at a new interest rate or
                             new variable term, the Company, the Presenting
                             Agent and the Trustee shall follow the procedures
                             set forth under the applicable "Settlement
                             Procedures".

Suspension of Solicitation:  The Company may instruct the Agents to suspend solicitation of offers to purchase Notes at any time. Upon receipt of such instructions, each Agent will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised such Agent that solicitation of offers to purchase may be resumed.

                             In the event that at the time the solicitation of offers to purchase Notes from the Company is suspended (other than to change interest rates or other variable terms) there shall be any offers to purchase Notes that have been accepted by the Company which have not been settled, the Company will promptly advise the appropriate Agent and the Trustee whether such offers may be settled and whether copies of the Prospectus Supplement as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such offers may not be settled or that copies of such Prospectus
                             Supplement may not be so delivered.


                                  Annex II - 9

Delivery of Prospectus:      A copy of the most recent Prospectus Supplement
                             together with the applicable Pricing Supplement
                             must accompany or precede the earlier of (a) the
                             written confirmation of a sale sent to a purchaser
                             or its agent and (b) the delivery of Notes to a
                             purchaser or its agent.

Authenticity of              The Agents will have no obligations or
   Signatures:               liability to the Company or the Trustee in
                             respect of the authenticity of the signature
                             of any officer, employee or agent of the
                             Company or the Trustee on any Note.

Documents Incorporated by    The Company shall supply each Agent with an
   Reference:                adequate supply of all documents incorporated
                             by reference in the Registration Statement.

Business Day and London      "Business Day" means any day, other than a
   Business Day:             Saturday or Sunday, that is neither a legal
                             holiday nor a day on which commercial banks are
                             authorized or required by law, regulation or
                             executive order to close in The City of New York;
                             provided, however, that, with respect to Notes
                             denominated in a currency other than U.S. dollars,
                             the day must also not be a day on which commercial
                             banks are authorized or required by law, regulation
                             or executive order to close in the Principal
                             Financial Center of the country issuing the
                             specified currency (or, if the specified currency
                             is Euro, the day must also be a day on which the
                             Trans-European Automated Real-Time Gross Settlement
                             Express Transfer (TARGET) System is open);
                             provided, further, that, with respect to notes as
                             to which LIBOR is an applicable interest rate
                             basis, the day must also be a London Business Day.
                             "London Business Day" means a day on which
                             commercial banks are open for business (including
                             dealings in the LIBOR Currency) in London.
                             "Principal Financial Center" means, as applicable,
                             the capital city of the country issuing the
                             specified currency; or the capital city of the
                             country to which the LIBOR Currency relates;
                             provided, however, that with respect to United
                             States dollars, Australian dollars, Canadian
                             dollars, Euro, South African rand and Swiss francs,
                             the "Principal Financial Center" shall be The City
                             of New York, Sydney, Toronto, London, Johannesburg
                             and Zurich, respectively.

                                 Annex II - 10

           PART II: PROCEDURES FOR NOTES ISSUED IN BOOK-ENTRY FORM

      In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under the Letter of Representations from the Company and the Trustee to DTC and the Medium-Term Note Certificate Agreement between the Trustee and DTC (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                     All Fixed Rate Notes issued in book-entry
                              form having the same Original Issue Date,
                              interest rate, Maturity and other terms
                              (collectively, the "Fixed Rate Terms") will
                              be represented initially by a single
                              Book-Entry Note and all Floating Rate Notes
                              issued in book-entry form having the same
                              interest rate basis, bases or formula,
                              Original Issue Date, Initial Interest Rate,
                              Interest Payment Dates, Index Maturity,
                              Interest Reset Dates, Spread and/or Spread
                              Multiplier, if any, maximum and/or minimum
                              interest rate limitations, if any, Maturity
                              and other terms (collectively, the "Floating
                              Rate Terms") will be represented initially
                              by a single Book-Entry Note.

Identification:               The Company has arranged with the CUSIP Service
                              Bureau of Standard & Poor's Ratings Services (the
                              "CUSIP Service Bureau") for the reservation of
                              CUSIP numbers which have been reserved for
                              assignment to Book-Entry Notes. The Company has
                              delivered to the Trustee and DTC a list of such
                              CUSIP numbers. The Trustee will assign CUSIP
                              numbers to Book-Entry Notes as described below
                              under Settlement Procedure B. DTC will notify the
                              CUSIP Service Bureau periodically of the CUSIP
                              numbers that the Trustee has assigned to
                              Book-Entry Notes. At any time when fewer than 100
                              of the CUSIP numbers remain unassigned, the
                              Trustee will so notify the Company and the
                              Company, if it deems necessary, will reserve
                              additional CUSIP numbers for assignment to
                              Book-Entry Notes. Upon obtaining such additional
                              CUSIP numbers, the Company will deliver a list of
                              such additional numbers to the Trustee and DTC.
                              Book-Entry Notes having an aggregate principal
                              amount in excess of $500,000,000 and otherwise


                                 Annex II - 11

                              required to be represented by a single Book-Entry
                              Note will instead be represented by two or more
                              Book-Entry Notes which shall all be assigned the same CUSIP number.

Registration:                 Each Book-Entry Note will be registered in the
                              name of Cede & Co., as nominee for DTC, on the
                              register maintained by the Trustee under the
                              Indenture. The beneficial owner of a Note issued
                              in book-entry form (i.e., an owner of a beneficial
                              interest in a Book-Entry Note) (or one or more
                              indirect participants in DTC designated by such
                              owner) will designate one or more participants in
                              DTC (with respect to such Note issued in
                              book-entry form, the "Participants") to act as
                              agent for such beneficial owner in connection with
                              the book-entry system maintained by DTC, and DTC
                              will record in book-entry form, in accordance with
                              instructions provided by such Participants, a
                              credit balance with respect to such Note issued in
                              book-entry form in the account of such
                              Participants. The ownership interest of such
                              beneficial owner in such Note issued in book-entry
                              form will be recorded through the records of such
                              Participants or through the separate records of
                              such Participants and one or more indirect
                              participants in DTC.

Transfers:                    Transfers of the beneficial interest in a
                              Book-Entry Note will be accomplished by book
                              entries made by DTC and, in turn, by
                              Participants (and in certain cases, one or
                              more indirect participants in DTC) acting on
                              behalf of beneficial transferors and
                              transferees of such Book-Entry Note.

Exchanges:                    If requested to do so by the Company, at the
                              Company's sole election, the Trustee may
                              deliver to DTC and the CUSIP Service Bureau
                              at any time a written notice specifying (a)
                              the CUSIP numbers of two or more Book-Entry
                              Notes Outstanding on such date that
                              represent Book-Entry Notes having the same
                              Fixed Rate Terms or Floating Rate Terms, as
                              the case may be (other than Original Issue
                              Dates), and for which interest has been paid
                              to the same date; (b) a date, occurring at
                              least 30 days after such written notice is
                              delivered and at least 30 days before the
                              next Interest Payment Date for the related


                                 Annex II - 12

                              Notes issued in book-entry form, on which such Book-Entry Notes shall be exchanged for a single replacement Book-Entry Note; and
                              (c) a new CUSIP number to be assigned to such replacement Book-Entry Note. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date.
                              Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service
                              Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Book-Entry Notes for a single
                              Book-Entry Note bearing the new CUSIP number and the CUSIP numbers of the exchanged
                              Book-Entry Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.
                              Notwithstanding the foregoing, if the
                              Book-Entry Notes to be exchanged exceed
                              $500,000,000 in aggregate principal amount, one replacement Book-Entry Note will be authenticated and issued to represent
                              $500,000,000 principal amount of the
                              exchanged Book-Entry Notes and an additional
                              Book-Entry Note or Notes will be
                              authenticated and issued to represent any remaining principal amount of such
                              Book-Entry Notes (See "Denominations" below).

Denominations:                Book-Entry Notes will be denominated in
                              principal amounts not in excess of
                              $500,000,000.  If one or more Notes issued
                              in book-entry form having an aggregate
                              principal amount in excess of $500,000,000
                              would, but for the preceding sentence, be
                              represented by a single Book-Entry Note,
                              then one Book-Entry Note will be issued to
                              represent $500,000,000 principal amount of
                              such Note or Notes issued in book-entry form
                              and an additional Book-Entry Note or Notes
                              will be issued to represent any remaining
                              principal amount of such Note or Notes
                              issued in book-entry form.  In such a case,
                              each of the Book-Entry Notes representing
                              such Note or Notes issued in book-entry form
                              shall be assigned the same CUSIP number.


                                 Annex II - 13

Payments of Principal         Payments of Interest Only.  Promptly after
   and Interest:              each Regular Record Date, (i) the Trustee
                              will deliver to the Company and DTC a written
                              notice specifying by CUSIP number the amount of
                              interest to be paid on each Book-Entry Note that
                              is a Fixed Rate Note and the total of such
                              amounts, and (ii) the Calculation Agent will
                              deliver to the Company, the Trustee and DTC a
                              written notice specifying by CUSIP number the
                              amount of interest to be paid on each Book-Entry
                              Note that is a Floating Rate Note and the total of
                              such amounts, on the following Interest Payment
                              Date (other than an Interest Payment Date
                              coinciding with Maturity). DTC will confirm the
                              amount payable on each Book-Entry Note on such
                              Interest Payment Date by reference to the daily
                              bond reports published by Standard & Poor's
                              Ratings Services. On such Interest Payment Date,
                              the Company will pay to the Trustee such total
                              amount of interest due (other than at Maturity) at
                              the times and in the manner set forth below under
                              "Manner of Payment" and the Trustee will in turn
                              pay such amounts as set forth below under "Manner
                              of Payment".

                              Notice of Interest Rates. Promptly after each
                              Interest Determination Date for Floating Rate
                              Notes issued in book-entry form, the Trustee will notify Standard & Poor's Ratings Services of the interest rates determined on such Interest
                              Determination Date.

                              Payment at Maturity. On or about the first
                              Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, interest and premium, if any, to be paid on each Book-Entry Note maturing (either at Stated Maturity or on a Redemption Date or Optional Repayment Date) in the following month.
                              The Trustee, the Company and DTC will confirm the amounts of such principal and interest payments with respect to a Book-Entry Note on or about the fifth Business Day preceding the Maturity of such Book-Entry Note. At such Maturity, the Company will pay to the Trustee the principal amount of such Note, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment" and the Trustee will in turn


                                 Annex II - 14

                              pay such amounts as set forth below under "Manner of Payment". Promptly after payment to DTC of the principal, interest and premium, if any, due at the Maturity of such Book-Entry Note, the Trustee will cancel and destroy such Book-Entry Note and deliver a certificate of destruction with respect to such Book-Entry Note to the Company with an appropriate debit advice. On the first Business
                              Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of Outstanding Book-Entry Notes as of the close of business on the immediately preceding Business Day.

                              Manner of Payment. The total amount of any principal, premium and interest due on Book-Entry
                              Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in funds available for use by the Trustee as of 9:30 a.m. New York City time on such date. Prior to 10:00 a.m. New York City time on such date, or as soon as possible thereafter following receipt of funds from the Company, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC (or by any other method of payment satisfactory to both the Trustee and DTC), each payment of interest, principal and premium, if any, due on a Book-Entry
                              Note on such date and payable in U.S. dollars.
                              Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Notes to be paid in U.S. dollars are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal of, or any premium or interest on, the Book-Entry Notes to such Participants.

                              Unless otherwise specified in the applicable
                              Prospectus Supplement, if an issue of Notes is denominated in a currency other than the United
                              States dollar, the Company will make payments of



                                 Annex II - 15

                              principal and any interest in the currency in which the Notes are denominated (the "foreign currency"). Unless the Holder of a Note elects to receive payments in the foreign currency, the Exchange Rate Agent will convert the foreign currency amount into United States dollars. DTC has elected to receive all such payments of principal and interest in United States dollars unless notified by any of its Participants through which an interest in the Notes is held that it elects, in accordance with and to the extent permitted by the applicable Pricing Supplement and the Note, to receive such payment of principal or interest in the foreign currency. On or prior to the third Business Day after the record date for payment of interest or at least 12 calendar days prior to the date for payment of principal, as the case may be, such Participant must notify DTC of
                              (i) its election to receive all, or the specified portion, of such payment in the foreign currency, and (ii) its instructions for wire transfer of such payment to a foreign currency account.

                              DTC will notify the Trustee on or prior to the fifth Business Day after the record date for payment of interest or at least ten calendar days prior to the date for payment of principal, as the case may be, of the portion of such payment to be received in the foreign currency and the applicable wire transfer instructions, and the Trustee shall use such instructions to pay the Participants directly. If DTC does not so notify the Trustee, it is understood that only United
                              States dollar payments are to be made.

                              The Trustee shall notify DTC on or prior to the second Business Day prior to the payment date of the conversion rate to be used and the resulting
                              United States dollar amount to be paid per $1,000 face amount. In the event that the required quotations to convert the foreign currency into United States dollars are not available, the Trustee shall notify DTC's Dividend Department that the entire payment is to be made in the foreign currency. In such event, DTC will ask its Participants for payment instructions and forward such instructions to the Trustee and the Trustee shall use such instructions to pay the Participants directly.


                                 Annex II - 16

                              Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement Procedures:        Settlement Procedures with regard to each
                              Book-Entry Note sold by the Company through an
                              Agent will be as follows:

                              A.    The Presenting Agent will advise the
                                    Company by telephone or telecopy of
                                    the following settlement information:

                                    1.    Taxpayer identification number of the
                                          purchaser.

                                    2.    Principal amount of the Note and
                                          specified currency.

                                    3.    Fixed Rate Notes:

                                          a)    Interest Rate, and

                                          b)    Whether such Note is being
                                                issued with original issue
                                                discount and, if so, the terms
                                                thereof.

                                    Floating Rate Notes:

                                          a)    Interest Rate Basis(es),

                                                (i)   If LIBOR, LIBOR Reuters or LIBOR
                                                      Moneyline Telerate,

                                                (ii)  If CMT Rate, the CMT Moneyline
                                                      Telerate Page,

                                               (iii)  If CMT Moneyline Telerate Page 7052,
                                                      Weekly Average or

                                 Annex II - 17

                                                      Monthly Average,

                                          b)    Initial Interest Rate, if any,

                                          c)    Spread and/or Spread Multiplier, if
                                                any,

                                          d)    Initial Interest Reset Date,

                                          e)    Interest Reset Date(s),

                                          f)    Interest Payment Date(s),

                                          g)    Index Maturity,

                                          h)    Maximum and/or minimum interest rates,
                                                if any,

                                          i)    Calculation Date,

                                          j)    Interest Determination Dates,

                                          k)    Type of Floating Rate Note (i.e.
                                                Regular Floating Rate
                                                Note, Floating Rate/Fixed
                                                Rate  Note or Inverse
                                                Floating Rate Note),

                                          l)    Fixed Rate Commencement Date, if any,

                                          m)    Fixed Interest Rate, if any, and

                                          n)    Day Count Convention.

                                    4.    Purchase Price (_____%, plus accrued
                                          interest, if any, from ___________).


                                    5.    Price to public of the Note (_____%,
                                          plus accrued interest, if any, from ___________).

                                    6.    Trade date.

                                    7.    Settlement Date and Time.

                                    8.    Stated Maturity.



                                 Annex II - 18

                                    9.    Original Issue Date.

                                    10.   Redemption provisions, if any,
                                          including:  Initial Redemption
                                          Date, Initial Redemption
                                          Percentage and Annual Redemption
                                          Percentage Reduction.

                                    11.   Optional Repayment Date(s), if any.

                                    12.   Net proceeds to the Company.

                                    13.   Presenting Agent's commission.

                                    14.   Name of Presenting Agent.

                                    15.   Other provisions, if any.

                              B.    The Company will advise the Trustee by
                                    electronic means, telephone (confirmed
                                    in writing by an authorized
                                    representative of the Company at any
                                    time on the same date) or telecopy of
                                    the information set forth in
                                    Settlement Procedure "A" above.  The
                                    Trustee, on behalf of the Company,
                                    will assign a CUSIP number to the
                                    Book-Entry Note and will notify the
                                    Company by telephone of such CUSIP
                                    number as soon as practicable.

                              C.    The Trustee will communicate to DTC
                                    and the Presenting Agent through DTC's
                                    Participant Terminal System a pending
                                    deposit message specifying the
                                    following settlement information (and
                                    DTC will arrange for such pending
                                    deposit message to be transmitted to
                                    Standard & Poor's Ratings Services,
                                    which will use the information in the
                                    message to include certain terms of
                                    the related Book-Entry Note in the
                                    appropriate daily bond report
                                    published by Standard & Poor's Ratings
                                    Services):

                                    1.    The information set forth in
                                          Settlement Procedure A.


                                 Annex II - 19

                                    2.    The identification numbers of the
                                          participant accounts maintained by DTC
                                          on behalf of the Trustee, Presenting
                                          Agent and the Participant with respect
                                          to such Note.

                                    3.    Identification of the Book-Entry Note
                                          as a Fixed Rate Note or Floating
                                          Rate Note.

                                    4.    The initial Interest Payment Date for
                                          such Note, number of days by
                                          which such Interest Payment Date
                                          succeeds the related Regular
                                          Record Date for DTC purposes
                                          (or, in the case of Floating
                                          Rate Notes which reset daily or
                                          weekly, the date five calendar
                                          days preceding the Interest
                                          Payment Date) and, if then
                                          calculable, the amount of
                                          interest payable on such
                                          Interest Payment Date (which
                                          amount shall have been provided
                                          by the Company).

                                    5.    The CUSIP number of the Book-Entry
                                          Note representing such Note.

                                    6.    Whether such Book-Entry Note
                                          represents any other Notes
                                          issued or to be issued in
                                          book-entry form.

                              D.    The Trustee will complete a Book-Entry
                                    Note representing such Note in a form
                                    that has been approved by the
                                    Company, the Agents and the Trustee.

                              E.    The Trustee will authenticate the
                                    Book-Entry Note representing such Note.

                              F.    DTC will credit such Note to the
                                    participant account of the Trustee
                                    maintained by DTC.

                              G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Trustee's participant account and credit such Note to the participant account


                                 Annex II - 20

                                    of the Presenting Agent maintained by DTC and (ii) to debit the settlement account of the Presenting Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less such Presenting Agent's commission. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Book-Entry Note representing such Note has been issued and authenticated and (ii) the Trustee is holding such Book-Entry Note pursuant to the Certificate Agreement.

                              H.    The Presenting Agent will enter an
                                    SDFS deliver order through DTC's
                                    Participant Terminal System
                                    instructing DTC (i) to debit such Note
                                    to the Presenting Agent's participant
                                    account and credit such Note to the
                                    participant account of the
                                    Participants maintained by DTC and
                                    (ii) to debit the settlement accounts
                                    of such Participants and credit the
                                    settlement account of the Presenting
                                    Agent maintained by DTC, in an amount
                                    equal to the initial public offering
                                    price of such Note.

                              I. Transfers of funds in accordance with SDFS deliver orders described in Settlement
                                    Procedures G and H will be settled in
                                    accordance with SDFS operating procedures in effect on the Settlement Date.

                              J.    The Trustee will transfer to the
                                    Company's account (no. 30496369) at
                                    (ABA no. 021000089) funds available
                                    for immediate use in the amount
                                    transferred to the Trustee in
                                    accordance with Settlement Procedure G.

                              K.    If requested by the Company, the
                                    Trustee will send a copy of the first
                                    page of the Book-Entry Note by first
                                    class mail to the Company together
                                    with a statement setting forth the
                                    principal amount of Notes Outstanding
                                    as of the related Settlement


                                 Annex II - 21

                                    Date after giving effect to such transaction and all other offers to purchase Notes of which the Company has advised the Trustee but which have not yet been settled.

                              L.    The Presenting Agent will confirm the
                                    purchase of such Note to the purchaser
                                    either by transmitting to the
                                    Participant with respect to such Note
                                    a confirmation order through DTC's
                                    Participant Terminal System or by
                                    mailing a written confirmation to such
                                    purchaser.

Settlement Procedures         For offers to purchase Book-Entry Notes
   Timetable:                 accepted by the Company, Settlement
                              Procedures "A" through "L" set forth above shall
                              be completed as soon as possible but not later
                              than the respective times (New York City time) set
                              forth below:

                                    Settlement
                                    Procedure         Time
                                    ---------         ----
                                       A-B      11:00 a.m. on the trade date
                                        C       2:00 p.m. on the trade date
                                        D       3:00 p.m. on the Business Day
                                                before Settlement Date
                                        E       9:00 a.m. on Settlement Date
                                        F       10:00 a.m. on Settlement Date
                                       G-H      2:00 p.m. on Settlement Date
                                        I       4:45 p.m. on Settlement Date
                                       J-L      5:00 p.m. on Settlement Date

                              If a sale is to be settled more than one Business
                              Day after the trade date, Settlement Procedures A, B, and C may, if necessary, be completed at any time prior to the specified times on the first
                              Business Day after such trade date. In connection with a sale which is to be settled more than one
                              Business Day after the trade date, if the Initial
                              Interest Rate for a Floating Rate Note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such Initial Interest Rate has been determined, but no later than 11:00 a.m.
                              and 2:00 p.m. New York City time, respectively, on the second Business Day before the Settlement
                              Date. Settlement Procedure I


                                 Annex II - 22

                              is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                              If settlement of a Note issued in book-entry form is rescheduled or canceled, the Company will notify the Trustee and the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. New York City time on the Business
                              Day immediately preceding the scheduled Settlement
                              Date.

Failure to Settle:            If the Trustee fails to enter an SDFS
                              deliver order with respect to a Book-Entry
                              Note pursuant to Settlement Procedure G,
                              then upon written request of the Company
                              (which may be by telecopy) the Trustee shall
                              deliver to DTC, through DTC's Participant
                              Terminal System, as soon as practicable a
                              withdrawal message instructing DTC to debit
                              such Note to the participant account of the
                              Trustee maintained at DTC.  DTC will process
                              the withdrawal message, provided that such
                              participant account contains a principal
                              amount of the Book-Entry Note representing
                              such Note that is at least equal to the
                              principal amount to be debited.  If
                              withdrawal messages are processed with
                              respect to all the Notes represented by a
                              Book-Entry Note, the Trustee will destroy
                              such Book-Entry Note, make appropriate
                              entries in its records and send a
                              certificate of destruction with respect
                              thereto to the Company.  The CUSIP number
                              assigned to such Book-Entry Note shall, in
                              accordance with CUSIP Service Bureau
                              procedures, be canceled and not immediately
                              reassigned.  If withdrawal messages are
                              processed with respect to a portion of the
                              Notes represented by a Book-Entry Note, the
                              Trustee will exchange such Book-Entry Note
                              for two Book-Entry Notes, one of which shall
                              represent the Book-Entry Notes for which
                              withdrawal messages are processed and shall
                              be destroyed immediately after issuance, and
                              a certificate of destruction sent to the
                              Company with respect thereto and the other
                              of which shall represent the other Notes
                              previously represented by the surrendered
                              Book-Entry Note


                                 Annex II - 23

                              and shall bear the CUSIP number of the surrendered
                              Book-Entry Note.

                              If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof
                              (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's
                              Participant Terminal System debiting such Note to such Agent's account and crediting such Note to the participant account of the Trustee and shall notify the Trustee and the Company thereof.
                              Thereafter, the Trustee will (i) immediately notify the Company thereof, once the Trustee has confirmed that such Note has been credited to its participant account, and the Company shall immediately transfer by Fedwire (immediately available funds) to the Presenting Agent an amount equal to the price of such Note which was previously sent by wire transfer to an account of the Company in accordance with Settlement
                              Procedure J and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Presenting Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

                              Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Book-Entry Note also representing other Notes, the Trustee will provide, in accordance with Settlement Procedures
                              D and E, for the authentication and issuance of a Book-Entry Note representing such remaining Notes and will make appropriate entries in its records.


                                 Annex II - 24

          PART III: PROCEDURES FOR NOTES ISSUED IN CERTIFICATED FORM

Payments of Principal and     The Trustee will pay to the holder the
   Interest                   principal amount of each Certificated Note
                              at Maturity upon presentation and surrender of
                              such Certificated Note to the Trustee. Such
                              payment, together with payment of interest and
                              premium, if any, due at such Maturity, will be
                              made in immediately available funds.

                              All interest payments on a Certificated Note
                              (other than interest due at Maturity) will be made by check drawn on the Trustee and mailed by the Trustee to the person entitled thereto as provided in the Security Register; provided, however, that holders of $1,000,000 (or the equivalent thereof in a specified currency other than U.S. dollars) or more in aggregate principal amount of Certificated Notes having the same Interest
                              Payment Dates will be entitled to receive such interest payments by wire transfer in immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date.

                              The Trustee will provide monthly to the Company a list of the principal, premium, if any, and interest to be paid on Certificated Notes maturing in the next succeeding month. The Trustee will be responsible for withholding taxes on interest paid as required by applicable law, but shall be relieved from any such responsibility if it acts in good faith and in reliance upon an opinion of counsel.

                              Certificated Notes presented to the Trustee for payment at Maturity will be canceled and destroyed by the Trustee and the Trustee shall furnish to the Company a certificate regarding such destruction.

Settlement Procedures:        Settlement Procedures with regard to Certificated
                              Notes purchased through any Agent, as agent, shall
                              be as follows:

                              A.    The Presenting Agent will advise the
                                    Company by telephone or telecopy of
                                    the


                                 Annex II - 25

                                    following settlement information with regard to each Note:

                                    1.    Exact name in which the Note is to
                                          be registered (the "Registered
                                          Owner").

                                    2.    Exact address or addresses of the
                                          Registered Owner for delivery,
                                          notices and payments of principal,
                                          premium, if any, and interest.

                                    3.    Taxpayer identification number of
                                          the Registered Owner.

                                    4.    Principal amount of the Note and
                                          specified currency.

                                    5.    Denomination of the Note.

                                    6.    Fixed Rate Notes:

                                          a)    Interest Rate, and

                                          b)    Whether such Note is being
                                                issued with original issue
                                                discount and, if so, the terms
                                                thereof.

                                          Floating Rate Notes:

                                          a)    Interest Rate Basis(es),

                                                (i)    If LIBOR, LIBOR Reuters or LIBOR
                                                       Moneyline Telerate,

                                               (ii)    If CMT Rate, the CMT Moneyline
                                                       Telerate Page,

                                              (iii)    If CMT Moneyline Telerate Page 7052,
                                                       Weekly Average or Monthly Average,

                                          b)    Initial Interest Rate, if any,


                                 Annex II - 26

                                          c)    Spread and/or Spread Multiplier, if any,

                                          d)    Initial Interest Reset Date,

                                          e)    Interest Reset Date(s),

                                          f)    Interest Payment Date(s),

                                          g)    Index Maturity,

                                          h)    Maximum and/or minimum interest rates,
                                                if any,

                                          i)    Calculation Date,

                                          j)    Interest Determination Dates,

                                          k)    Type of Floating Rate Note (i.e.
                                                Regular  Floating Rate
                                                Note, Floating Rate/Fixed
                                                Rate Note or Inverse
                                                Floating Rate Note),

                                          l)    Fixed Rate Commencement Date, if any,

                                          m)    Fixed Interest Rate, if any, and

                                          n)    Day Count Convention.

                                        7.    Purchase Price (_______ %, plus accrued
                                              interest, if any, from ___________).

                                        8.    Price to public of the Note (_______%,
                                              plus accrued interest, if any, from ___________).

                                        9.    Trade date.

                                        10.   Settlement Date and Time.

                                        11.   Stated Maturity.

                                        12.   Original Issue Date.

                                        13.   Net proceeds to the Company.


                                 Annex II - 27

                                    14.   Presenting Agent's commission.

                                    15.   Redemption provisions, if any,
                                          including:  Initial Redemption
                                          Date, Initial Redemption
                                          Percentage and Annual Redemption
                                          Percentage Reduction.

                                    16.   Optional Repayment Date(s), if any.

                                    17.   Name of Presenting Agent.

                                    18.   Other provisions, if any.

                              B.    The Company will advise the Trustee by
                                    electronic means, telephone (confirmed
                                    in writing by an authorized
                                    representative of the Company at any
                                    time on the same date) or telecopy of
                                    the information set forth in
                                    Settlement Procedure "A" above, and
                                    shall direct the Trustee to complete,
                                    authenticate and deliver the
                                    Certificated Note(s).  The Company
                                    also shall provide to the Trustee and
                                    the Presenting Agent a copy of the
                                    applicable Pricing Supplement.

                              C. The Trustee will complete and authenticate the preprinted 4-ply Certificated Note packet containing the following documents in forms approved by the Company, the Presenting Agent and the Trustee:

                                    1.    Note with the Presenting Agent's
                                          customer confirmation.

                                    2.    Stub 1 - for the Trustee.

                                    3.    Stub 2 - for the Presenting Agent.

                                    4.    Stub 3 - for the Company.

                              D. With respect to each trade, the Trustee will deliver the Certificated Note(s) and Stub 2 thereof to the Presenting Agent at the following applicable address:


                                 Annex II - 28

                              If to Banc of America Securities LLC:

                              Banc of America Securities LLC
                              Bank of America Corporate Center
                              100 North Tryon Street, 7th Floor
                              Mail Code NC1-007-07-01
                              Attention: MTN Department
                              Charlotte, North Carolina 28255
                              Telecopy: 704-388-9939

                              and to:

                              Lily Chang
                              Banc of America Securities LLC
                              9 West 57th Street, 31st Floor
                              New York, New York  10019

                              If to Banc One Capital Markets, Inc.:

                              Banc One Capital Markets
                              1 Bank One Plaza, Suite IL-0463
                              Attention:  MTN Desk
                              Chicago, Illinois  60670

                              If to Barclays Capital Inc.

                              Barclays Capital Inc.
                              222 Broadway
                              New York, New York  10038
                              Attention:  Emanuel Efstathios
                              Telephone:  212-412-2527


                                 Annex II - 29

                              If to BNP Paribas Securities Corp.:

                              BNP Paribas Securities Corp.
                              787 Seventh Avenue, 8th Floor
                              New York, New York  10019
                              Attention:  Fixed Income Syndicate Desk
                              Telecopy:  212-841-3930

                              If to Deutsche Bank Securities Inc.:

                              Deutsche Bank Securities Inc.
                              31 West 52nd Street
                              3rd Floor - Debt Capital Markets
                              New York, New York  10019
                              Attention:  Josh Witz
                              Telecopy:  212-469-7505

                              If to Goldman, Sachs & Co.:

                              Goldman, Sachs & Co.
                              85 Broad Street, 9th Floor
                              New York, New York  10004
                              Attention:  Debra Laidlow-Lewis
                              Telephone:  212-902-6276

                              If to J.P. Morgan Securities Inc.

                              J.P. Morgan Securities Inc.
                              4 New York Plaza
                              Grand Floor Receiving Window
                              New York, New York  10041
                              Attention:  Bob Schaefer
                              Telephone:  212-623-2240
                              Telecopy:  212-623-2659


                                 Annex II - 30

                              If to Morgan Stanley & Co. Incorporated

                              Bank of New York
                              Dealer Clearance Department
                              1 Wall Street
                              3rd Floor, Window 3B
                              New York, New York  10005
                              Attention:  For the Account of Morgan
                                          Stanley & Co. Incorporated

                              If to Salomon Smith Barney Inc.:

                              New York Window
                              The Depository Trust Company
                              Mezzanine Level, 3rd Floor
                              For the Account of SSB
                              55 Water Street
                              New York, New York  10001

                              If to Wachovia Securities, Inc.:

                              Wachovia Securities, Inc.
                              One Wachovia Center, TW-8
                              301 South College Street
                              Charlotte, North Carolina  28288-0602
                              Attention:  MTN Syndicate Desk
                              Telephone:  704-383-7727
                              Telecopy:  704-383-9165

                              The Trustee will keep Stub 1. The Presenting Agent will acknowledge receipt of the Certificated Note through a broker's receipt and will keep Stub 2.
                              Delivery of the Certificated Note will be made only against such acknowledgment of receipt. Upon determination that the Certificated Note has been authorized, delivered and completed as aforementioned, the Presenting Agent will wire the net proceeds of the Certificated Note after deduction of its applicable commission to the Company pursuant to standard wire instructions given by the Company.


                                 Annex II - 31

                              E.    The Presenting Agent will deliver the
                                    Certificated Note (with confirmation), as well as a copy of the Prospectus Supplement with the applicable Pricing Supplement delivered therewith, to the purchaser against payment in immediately available funds.

                              F.    The Trustee will send Stub 3 to the
                                    Company

Settlement Procedures         For offers accepted by the Company,
   Timetable:                 Settlement  Procedures "A" through "F" set
                              forth above shall be completed on or before the
                              respective times (New York City time) set forth
                              below:

                                    Settlement
                                    Procedure         Time
                                    ---------         ----
                                      A-B       12:00 p.m. on the Business
                                                Day prior to Settlement Date
                                      C-D       2:15 p.m. on Settlement Date
                                       E        3:00 p.m. on Settlement Date
                                       F        5:00 p.m. on Settlement Date

Failure to Settle:            In the event that a purchaser of a
                              Certificated Note from the Company shall
                              either fail to accept delivery of or make
                              payment for a Certificated Note on the date
                              fixed for settlement, the Presenting Agent
                              will forthwith notify the Trustee and the
                              Company by telephone, confirmed in writing,
                              and return the Certificated Note (and
                              related stub) to the Trustee.

                              The Trustee, upon receipt of the Certificated Note and related stub from the Presenting Agent, will immediately advise the Company and the Company will promptly transfer to the account of the Presenting Agent an amount of immediately available funds equal to the amount previously paid by the Presenting Agent in settlement for the Certificated Note. Such transfer will be made on the Settlement Date if possible, and in any event not later than the Business Day following the Settlement Date; provided that the Company has received notice on the same day. If such failure shall have occurred for any reason other than failure


                                 Annex II - 32

                              by the Presenting Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will cancel and destroy the Certificated Note (and related stub), make appropriate entries in its records to reflect the fact that the Certificated
                              Note was never issued, and deliver a certificate of destruction with respect thereto to the Company.

                                 Annex II - 33

                                                                       ANNEX III


                      American General Finance Corporation

                          Medium-Term Notes, Series H

                              Accountants' Letter

      Pursuant to Sections 4(i) and 6(d), as the case may be, of the Distribution Agreement, the accountants shall provide a comfort letter or letters to the effect that:

      (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission;

      (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter(s), as indicated in their reports thereon, copies of which have been separately furnished to the Agents;

      (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included in the Prospectus and/or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

      (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;


                                  Annex III - 1

      (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter(s) nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Item 503(d) of Regulation S-K;

      (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter(s), nothing came to their attention that caused them to believe that:

      A. (i) the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included and/or incorporated by reference in the Prospectus and included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the rules and regulations adopted by the Commission, or
(ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

      B. any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

      C. any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

      D. as of a specified date not more than three business days prior to the date of such letter(s), there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decreases in consolidated net assets, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or


                                  Annex III - 2
decreases which the Prospectus as amended and supplemented discloses have occurred or may occur or which are described in such letter(s); and

      E. for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to a specified date not more than three business days prior to the date of such letter(s) there were any decreases in consolidated total revenues or the total amount of consolidated income before extraordinary items or consolidated net income of the Company and its subsidiaries in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Prospectus as amended and supplemented discloses have occurred or may occur or which are described in such letter(s); and

      (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

      For purposes of any such letter delivered as of the date of the Distribution Agreement, all references in this Annex III to the "Prospectus" shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the date of the Distribution Agreement. For purposes of any such letter delivered pursuant to Section 4(i) of the Distribution Agreement, all references in this Annex III to the "Prospectus" shall be deemed to refer to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under
Section 4(i) thereof.


                                  Annex III - 3